UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 6, 2022

AROGO CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41179	87-1118179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

848 Brickell Avenue, Penthouse 5 Miami, FL 33131
(Address of principal executive offices)

Registrant’s telephone number, including area code (786) 442-1482

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	AOGOU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	AOGO	The Nasdaq Stock Market LLC
Redeemable Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	AOGOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth EON as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The First Amendment to Merger Agreement

As previously disclosed, on April 25, 2022, Arogo Capital Acquisition Corp., a Delaware corporation (“Arogo”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Arogo, Arogo Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Arogo (“Merger Sub”), EON Reality, Inc., a California corporation (“EON”), Koo Dom Investment, LLC, in its capacity as (“Arogo Representative”), and EON, in its capacity as (“Seller Representative”).

On October 6, 2022, the parties to the Merger Agreement entered into that certain First Amendment to the Agreement and Plan of Merger (the “Amendment”), which amends the Merger Agreement to, among other things, reflect the parties’ agreement to:

A.	Revise the merger consideration to state that EON Stockholders are entitled to receive from Arogo a certain number of shares of Arogo Common Stock equal to an aggregate value of (the “Merger Consideration”) (a) Five Hundred and Fifty Million U.S. Dollars ($550,000,000) minus (b) the amount of Closing Net Indebtedness (the total portion of the Merger Consideration amount payable to all EON Stockholders in accordance with the Merger Agreement the “Stockholder Merger Consideration”), and after the Closing is subject to adjustment.

B.	Remove all references to the defined term Redemption Price with and replace it with $10.00 with respect to the Conversion, valuation of Escrow Shares and calculation of any positive Adjustment Amount.

C.	Remove all references to the defined term “Net Working Capital” with respect to the calculation of Merger Consideration and any Adjustment Amount.

D.	Delete references to and Closing deliverable of representations and warranty insurance.

E.	Revise the PCAOB Audit delivery date obligation of EON to October 6, 2022 and replace corresponding references to such delivery date.

F.	Revise applicable WARN-type event restrictive covenants to prohibit the taking of any such WARN-type event, in whole or in part, ninety (90) days before the Closing.

G.	Revise mutual termination right with respect to consummating the Closing no later than November 15, 2022, to March 31, 2023.

Other than as expressly modified by the Amendment, the Merger Agreement remains in full force and effect. The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Amendment, which is attached as Exhibit 2.1 hereto and incorporated herein by reference.

Additional Information and Where to Find It

For additional information on the proposed business combination transaction, see Arogo’s Current Report on Form 8-K, filed with the SEC on April 26, 2022. In connection with the proposed business combination transaction, Arogo intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4, which will include a proxy statement/prospectus of Arogo, and other documents regarding the proposed business combination transaction. Arogo’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed business combination transaction, as these materials will contain important information about EON, Arogo and the proposed business combination transaction. Promptly after the Form S-4 is declared effective by the SEC, Arogo will mail the definitive proxy statement/prospectus and a proxy card to each stockholder entitled to vote at the meeting relating to the approval of the business combination and other proposals set forth in the proxy statement/prospectus. Before making any voting or investment decision, investors and stockholders of Arogo are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed business combination transaction. The documents filed by Arogo with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov, (Registration No. 333-259338), or by directing a request to Arogo Capital Acquisition Corp., 848 Brickell Avenue, Penthouse 5, Miami, FL 33131.

Participants in the Solicitation

Arogo and its directors and executive officers may be deemed participants in the solicitation of proxies from its stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in Arogo will be included in the proxy statement/prospectus for the proposed business combination when available at www.sec.gov. Information about Arogo’s directors and executive officers and their ownership of Arogo common stock is set forth in Arogo’s prospectus, dated December 23, 2021, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus pertaining to the proposed business combination when it becomes available. These documents can be obtained free of charge from the source indicated above. EON and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Arogo in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute (i) a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination, or (ii) an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the U.S. Securities Act.

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Arogo and EON’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Arogo’s and EON’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Arogo’s and EON’s control and are difficult to predict. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by Arogo and its management, and EON and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or could otherwise cause the Business Combination to fail to close; (2) the outcome of any legal proceedings that may be instituted against Arogo or EON following the announcement of the Merger Agreement, any amendments thereto, and the Business Combination; (3) the inability to complete the Business Combination, including due to failure to obtain approval of the stockholders of Arogo or other conditions to closing in the Merger Agreement; (4) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; (5) the inability to obtain the listing of the common stock of the post-acquisition EON on the Nasdaq Stock Market or any alternative national securities exchange following the Business Combination; (6) the risk that the announcement and consummation of the Business Combination disrupts current plans and operations; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined EON to grow and manage growth profitably and retain its key employees; (8) costs related to the Business Combination; (9) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (10) the ability of EON to successfully increase market penetration into its target markets; (11) the addressable markets that EON intends to target do not grow as expected; (12) the inability to protect EON’s intellectual property; (13) EON’s projected financial results and meeting or satisfying the underlying assumptions with respect thereto; (14) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Arogo’s securities; (15) changes in applicable laws or regulations; (16) the possibility that EON may be adversely affected by other economic, business, and/or competitive factors; (17) the impact of COVID-19 on the combined EON’s business; and (18) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Arogo’s Form S-1 (File No. 333-259338), Annual Report on Form 10-K for the year ended December 31, 2021, Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 and the registration statement on Form S-4 with the SEC, as it may be amended once filed, which is subject to change and will include a document that serves as a prospectus and proxy statement of Arogo, and other reports and documents filed by Arogo from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Arogo cautions that the foregoing list of factors is not exclusive. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Arogo does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as otherwise required by law.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond the management’s control. All information set forth herein speaks only as of the date hereof in the case of information about Arogo and EON or the date of such information in the case of information from persons other than Arogo or EON, and except to the extent required by applicable law, we disclaim any intention or obligation to update or revise any forward-looking statements as a result of new information, future events and developments or otherwise occurring after the date of this communication. Forecasts and estimates regarding EON’s industry and markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Neither Arogo nor EON gives any assurance that either Arogo or EON, respectively, will achieve its expectations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
2.1†	First Amendment to the Agreement and Plan of Merger, dated October 6, 2022, by and among Arogo, Merger Sub, EON, Koo Dom Investment LLC as Arogo Representative and EON as Seller Representative.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AROGO CAPITAL ACQUISITION CORP.

	By:	/s/ Suradech Taweesaengsakulthai
		Name:	Suradech Taweesaengsakulthai
		Title:	Chief Executive Officer

Dated: October 6, 2022

4